TCI 2 HOLDINGS, LLC et al. CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM FEBRUARY 17, 2009 THROUGH APRIL 30, 2009 FORM MOR-1 (Unaudited)											Case No. 09-13654 (JHW)

(in thousands)	Issuer	Guarantors						Non-Guarantors				Consolidated
	TER Holdings	Taj Mahal	Taj Admin	Plaza	Marina	RJE's & Elims	Total Guar	TER Dev.	RJE's & Elims	Total NonGuar	Elims	TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.

Cash flow from Operating Activities
Net loss	$(25,312)	$(15,798)	$-	$(12,514)	$(1,475)	$-	$(29,787)	$(157)	$-	$(157)	$-	$(55,256)	$12,987	$-	$(42,269)
	-												-		-
Record equity in subsidiaries	(29,944)	-	-	-	-	29,944	29,944	-	-	-	-	-	(55,256)	55,256	-

Net loss as adjusted	(55,256)	(15,798)	-	(12,514)	(1,475)	29,944	157	(157)	-	(157)	-	(55,256)	(42,269)	55,256	(42,269)
Adjustments to reconcile net loss to net
cash provided by operating activities
Equity in earning of subsidiaries	29,944	-	-	-	-	(29,944)	(29,944)	-	-	-	-	-	55,256	(55,256)	-
Non-cash interest accretion on property tax settlement	-	(21)	-	(128)	(14)	-	(163)	-	-	-	-	(163)	-	-	(163)
Deferred income taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Minority Interest	-	-	-	-	-	-	-	-	-	-	-	-	(12,984)	-	(12,984)
Depreciation	26	8,178	-	3,075	151	-	11,404	-	-	-	-	11,430	-	-	11,430
Amortization	-	203	-	1	-	-	204	-	-	-	-	204	-	-	204
Amortization of deferred financing costs	62	26	-	13	-	-	39	-	-	-	-	101	-	-	101
Provisions for losses on receivables	-	1,607	-	456	573	-	2,636	-	-	-	-	2,636	-	-	2,636
Stock based compensation expense	270	10	20	12	-	-	42	-	-	-	-	312	-	-	312
Non-cash reorganization expense	7,581	4,567	-	2,284	-	-	6,851	-	-	-	-	14,432	-	-	14,432
Valuation Allowance CRDA	-	(512)	-	(446)	(50)	-	(1,008)	-	-	-	-	(1,008)	-	-	(1,008)

Change in operating assets & liabilities:
Accounts receivable	(40)	(2,416)	1	178	17	-	(2,220)	-	-	-	-	(2,260)	-	-	(2,260)
Inventories	-	(269)	(30)	37	49	-	(213)	-	-	-	-	(213)	-	-	(213)
Other current assets	667	3,615	121	2,615	2,140	-	8,491	-	-	-	-	9,158	-	-	9,158
Other assets	7	367	185	(261)	526	-	817	-	-	-	-	824	-	-	824
Due to Affiliates	13,816	(12,868)	(1,483)	1,152	(617)	-	(13,816)	-	-	-	-	-	-	-	-
Accounts payable, accrued expenses and other liabilities	1,804	3,684	(257)	(1,490)	(342)	-	1,595	(80)	-	(80)	-	3,319	-	-	3,319
Accrued interest	5,735	14,217	-	1,043	108	-	15,368	-	-	-	-	21,103	-	-	21,103
Other long-term liabilities	(2)	-	-	(138)	-	-	(138)	-	-	-	-	(140)	-	-	(140)
Net cash provided(used) by operating activities	4,614	4,590	(1,443)	(4,111)	1,066	-	102	(237)	-	(237)	-	4,479	3	-	4,482

Cash flow from Investing Activities
Purchases of PPE	4	(7,128)	(60)	(341)	(150)	-	(7,679)	-	-	-	-	(7,675)	-	-	(7,675)
Decrease in Restricted Cash	200	-	-	-	-	-	-	-	-	-	-	200	-	-	200
Purchases of CRDA investments	-	(1,479)	-	(148)	(521)	-	(2,148)	-	-	-	-	(2,148)	-	-	(2,148)
Proceeds from CRDA investments	-	2,643	-	1,793	564	-	5,000	-	-	-	-	5,000	-	-	5,000
Net cash provided(used) by investing activities	204	(5,964)	(60)	1,304	(107)	-	(4,827)	-	-	-	-	(4,623)	-	-	(4,623)

Cash flows from Financing Activities
Repayment of term loan	(1,232)	-	-	-	-	-	-	-	-	-	-	(1,232)	-	-	(1,232)
Borrowing (Repayment) - I/C Debt	6,790	-	-	(1,957)	(4,833)	-	(6,790)	-	-	-	-	-	-	-	-
Repayment of other long-term debt	-	(52)	-	-	-	-	(52)	-	-	-	-	(52)	-	-	(52)
Contributions from Parent	(237)	-	-	-	-	-	-	237	-	237	-	-	-	-	-
Net cash provided(used) by financing activities	5,321	(52)	-	(1,957)	(4,833)	-	(6,842)	237	-	237	-	(1,284)	-	-	(1,284)

Net increase(decrease) in cash and cash equivalents	10,139	(1,426)	(1,503)	(4,764)	(3,874)	-	(11,567)	-	-	-	-	(1,428)	3	-	(1,425)
Cash and cash equivalents at beginning of period	8,504	31,172	(5,085)	20,074	15,512	-	61,673	-	-	-	-	70,177	979	-	71,156
Cash and cash equivalents at end of period	$18,643	$29,746	$(6,588)	$15,310	$11,638	$-	$50,106	$-	$-	$-	$-	$68,749	$982	$-	$69,731

TCI 2 HOLDINGS, LLC et al. CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM APRIL 1, 2009 THROUGH APRIL 30, 2009 FORM MOR-1 (Unaudited)											Case No. 09-13654 (JHW)

(in thousands)	Issuer	Guarantors						Non-Guarantors				Consolidated
	TER Holdings	Taj Mahal	Taj Admin	Plaza	Marina	RJE's & Elims	Total Guar	TER Dev.	RJE's & Elims	Total NonGuar	Elims	TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.

Cash flow from Operating Activities
Net loss	$(7,060)	$(6,338)	$-	$(2,843)	$(149)	$-	$(9,330)	$(80)	$-	$(80)	$-	$(16,470)	$3,871	$-	$(12,599)
	-												-		-
Record equity in subsidiaries	(9,410)	-	-	-	-	9,410	9,410	-	-	-	-	-	(16,470)	16,470	-

Net loss as adjusted	(16,470)	(6,338)	-	(2,843)	(149)	9,410	80	(80)	-	(80)	-	(16,470)	(12,599)	16,470	(12,599)
Adjustments to reconcile net loss to net
cash provided by operating activities
Equity in earning of subsidiaries	9,410	-	-	-	-	(9,410)	(9,410)	-	-	-	-	-	16,470	(16,470)	-
Non-cash interest accretion on property tax settlement	-	(9)	-	(52)	(6)	-	(67)	-	-	-	-	(67)	-	-	(67)
Deferred income taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Minority Interest	-	-	-	-	-	-	-	-	-	-	-	-	(3,870)	-	(3,870)
Depreciation	15	3,354	-	1,258	62	-	4,674	-	-	-	-	4,689	-	-	4,689
Amortization	-	84	-	-	-	-	84	-	-	-	-	84	-	-	84
Amortization of deferred financing costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provisions for losses on receivables	-	490	-	119	150	-	759	-	-	-	-	759	-	-	759
Stock based compensation expense	97	5	6	4	-	-	15	-	-	-	-	112	-	-	112
Non-cash reorganization expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Valuation Allowance CRDA	-	(745)	-	(524)	(132)	-	(1,401)	-	-	-	-	(1,401)	-	-	(1,401)

Change in operating assets & liabilities:
Accounts receivable	(41)	607	2	(95)	(175)	-	339	-	-	-	-	298	-	-	298
Inventories	-	(415)	(59)	(86)	29	-	(531)	-	-	-	-	(531)	-	-	(531)
Other current assets	277	192	5	434	300	-	931	-	-	-	-	1,208	-	-	1,208
Other assets	(30)	1,226	1	(61)	726	-	1,892	-	-	-	-	1,862	-	-	1,862
Due to Affiliates	6,987	(2,775)	(6,360)	2,086	62	-	(6,987)	-	-	-	-	-	-	-	-
Accounts payable, accrued expenses and other liabilities	1,485	(1,984)	(43)	(746)	(1,343)	-	(4,116)	(158)	-	(158)	-	(2,789)	-	-	(2,789)
Accrued interest	6,370	5,852	-	511	45	-	6,408	-	-	-	-	12,778	-	-	12,778
Other long-term liabilities	(2)	-	-	(57)	-	-	(57)	-	-	-	-	(59)	-	-	(59)
Net cash provided(used) by operating activities	8,098	(456)	(6,448)	(52)	(431)	-	(7,387)	(238)	-	(238)	-	473	1	-	474

Cash flow from Investing Activities
Purchases of PPE	(1)	(3,902)	(22)	(216)	144	-	(3,996)	-	-	-	-	(3,997)	-	-	(3,997)
Decrease in Restricted Cash	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Purchases of CRDA investments	-	(1,479)	-	(148)	(521)	-	(2,148)	-	-	-	-	(2,148)	-	-	(2,148)
Proceeds from CRDA investments	-	2,643	-	1,793	564	-	5,000	-	-	-	-	5,000	-	-	5,000
Net cash provided(used) by investing activities	(1)	(2,738)	(22)	1,429	187	-	(1,144)	-	-	-	-	(1,145)	-	-	(1,145)

Cash flows from Financing Activities
Borrowing (Repayment) - I/C Debt	(254)	-	-	-	254	-	254	-	-	-	-	-	-	-	-
Repayment of other long-term debt	-	(37)	-	-	-	-	(37)	-	-	-	-	(37)	-	-	(37)
Contributions from Parent	(238)	-	-	-	-	-	-	238	-	238	-	-	-	-	-
Net cash provided(used) by financing activities	(492)	(37)	-	-	254	-	217	238	-	238	-	(37)	-	-	(37)

Net increase(decrease) in cash and cash equivalents	7,605	(3,231)	(6,470)	1,377	10	-	(8,314)	-	-	-	-	(709)	1	-	(708)
Cash and cash equivalents at beginning of period	11,038	32,977	(118)	13,933	11,628	-	58,420	-	-	-	-	69,458	981	-	70,439
Cash and cash equivalents at end of period	$18,643	$29,746	$(6,588)	$15,310	$11,638	$-	$50,106	$-	$-	$-	$-	$68,749	$982	$-	$69,731

Cash Disbursements(in whole dollars)	$1,405,819	$47,386,000	-	$14,528,593	$11,103,855		$74,424,267	$0				$74,424,267	$0		$74,424,267

**Subsequent to filing the March 2009 MOR, TER Holdings recorded a non-cash charge related to unamortized deferred financing costs of $4,922. Of this charge, $1,157 was attributed to noncontrolling interests at TER, Inc.

TCI 2 HOLDINGS et al
Consolidating Statement of Operations
For the Month Ended April 30, 2009
MOR-2Case # 09-13654 (JHW)
(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER INC	TER INC ELIMINATION	TER INC CONSOLIDATED

REVENUES
TABLE GAMES REVENUE	$8,845	$5,523	$3,052	$0	$0	$0	$0	$17,420	$0	$0	$17,420
SLOT REVENUE	21,548	11,928	10,370	0	0	0	0	43,846	0	0	43,846
POKER REVENUE	1,492	0	0	0	0	0	0	1,492	0	0	1,492
KENO WIN	16	0	0	0	0	0	0	16	0	0	16
SIMULCAST REVENUE	60	0	0	0	0	0	0	60	0	0	60
TOTAL GAMING REVENUE	31,961	17,451	13,422	0	0	0	0	62,834	0	0	62,834

ROOMS	3,963	1,744	1,280	0	0	0	0	6,987	0	0	6,987
FOOD & BEVERAGE	4,578	1,737	1,411	0	0	0	0	7,726	0	0	7,726
ENTERTAINMENT	279	52	19	0	0	0	0	350	0	0	350
OTHER	2,092	867	805	0	0	0	0	3,764	0	0	3,764
TOTAL OTHER	10,912	4,400	3,515	0	0	0	0	18,827	0	0	18,827

GROSS REVENUE	42,873	21,851	16,937	0	0	0	0	81,661	0	0	81,661

RFB COMPS	5,857	2,582	1,953	0	0	0	0	10,392	0	0	10,392
COIN	3,954	2,302	2,337	0	0	0	0	8,593	0	0	8,593
CASH COMPS	1,048	110	89	0	0	0	0	1,247	0	0	1,247
ALLOCATED COMPS	0	0	0	0	0	0	0	0	0	0	0
TOTAL PROMO ALLOWANCES	10,859	4,994	4,379	0	0	0	0	20,232	0	0	20,232

NET REVENUES	32,014	16,857	12,558	0	0	0	0	61,429	0	0	61,429

EXPENSES
PAYROLL & RELATED	12,933	8,118	6,122	0	0	431	0	27,604	0	0	27,604
COST OF GOODS SOLD	1,720	566	555	0	0	0	0	2,841	0	0	2,841
PROMO EXPENSE	1,801	1,554	666	0	0	0	0	4,021	0	0	4,021
ADVERTISING	263	170	144	0	0	0	0	577	0	0	577
MARKETING/ENTERTAINMENT	1,660	454	414	0	0	0	0	2,528	0	0	2,528
GAMING TAX & REG FEES	3,368	1,974	1,610	0	0	5	0	6,957	0	0	6,957
PROPERTY TAX, RENT & INSUR	2,949	1,316	1,067	0	0	217	0	5,549	0	0	5,549
UTILITIES	1,741	675	557	0	0	12	0	2,985	0	0	2,985
PROV FOR DOUBTFUL ACCTS	489	119	151	0	0	0	0	759	0	0	759
GEN, ADMIN & OTHER OPER	2,723	1,579	1,310	0	80	2,086	0	7,778	0	0	7,778
TOTAL OPERATING EXPENSES	29,647	16,525	12,596	0	80	2,751	0	61,599	0	0	61,599

GROSS OPERATING PROFIT	2,367	332	(38)	0	(80)	(2,751)	0	(170)	0	0	(170)

VALUATION ADJ REINVEST BONDS	(746)	(524)	(131)	0	0	0	0	(1,401)	0	0	(1,401)
CRDA DONATION EXPENSE	0	0	0	0	0	0	0	0	0	0	0
SETTLEMENT REIMBURSEMENT	0	0	0	0	0	0	0	0	0	0	0
LOSS ON DEBT EXTINGUISHMENT	0	0	0	0	0	0	0	0	0	0	0
CRDA EXPENSE	(746)	(524)	(131)	0	0	0	0	(1,401)	0	0	(1,401)

EBITDA	3,113	856	93	0	(80)	(2,751)	0	1,231	0	0	1,231

DEPRECIATION & AMORTIZATION	(3,439)	(1,257)	(62)	0	0	(15)	0	(4,773)	0	0	(4,773)
INTEREST INCOME	(100)	70	26	9,267	0	8,324	(17,589)	(2)	1	0	(1)
INTEREST EXPENSE	(5,912)	(2,512)	(206)	(9,267)	0	(12,603)	17,589	(12,911)	0	0	(12,911)
NON-CASH REORGANIZATION EXPENSE	0	0	0	0	0	0	0	0	0	0	0
OTHER NON-OPERATING EXPENSE	0	0	0	0	0	(15)	0	(15)	0	0	(15)
PROVISION FOR TAXES	0	0	0	0	0	0	0	0	0	0	0
NON-CONTROLLING INTEREST IN SUBS	0	0	0	0	0	0	0	0	3,870	0	3,870
NET INCOME(LOSS)	($6,338)	($2,843)	($149)	$0	($80)	($7,060)	$0	($16,470)	$3,871	$0	($12,599)

**Subsequent to filing the March 2009 MOR, TER Holdings recorded a non-cash charge related to unamortized deferred financing costs of $4,922. Of this charge, $1,157 was attributed to noncontrolling interests at TER, Inc.

TCI 2 HOLDINGS et al
Consolidating Statement of Operations
For the Period February 17 through April 30, 2009
MOR-2 Case # 09-13654 (JHW)
(Unaudited)

(Dollars in Thousands)	TRUMP	TRUMP	TRUMP	TER	TER	TER	TERH	TERH	TER	TER INC	TER INC
	TAJ MAHAL	PLAZA	MARINA	FUNDING	DEVELOP	HOLDINGS LP	ELIMINATION	CONSOLIDATED	INC	ELIMINATION	CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$31,171	$10,878	$7,433	$0	$0	$0	$0	$49,482	$0	$0	$49,482
SLOT REVENUE	52,570	28,441	25,389	0	0	0	0	106,400	0	0	106,400
POKER REVENUE	3,681	0	0	0	0	0	0	3,681	0	0	3,681
KENO WIN	67	0	0	0	0	0	0	67	0	0	67
SIMULCAST REVENUE	149	0	0	0	0	0	0	149	0	0	149
TOTAL GAMING REVENUE	87,638	39,319	32,822	0	0	0	0	159,779	0	0	159,779

ROOMS	9,189	4,353	3,070	0	0	0	0	16,612	0	0	16,612
FOOD & BEVERAGE	10,403	4,411	3,424	0	0	0	0	18,238	0	0	18,238
ENTERTAINMENT	303	115	29	0	0	0	0	447	0	0	447
OTHER	4,362	1,619	1,545	0	0	0	0	7,526	0	0	7,526
TOTAL OTHER	24,257	10,498	8,068	0	0	0	0	42,823	0	0	42,823

GROSS REVENUE	111,895	49,817	40,890	0	0	0	0	202,602	0	0	202,602

RFB COMPS	13,606	6,274	4,784	0	0	0	0	24,664	0	0	24,664
COIN	10,700	5,737	5,548	0	0	0	0	21,985	0	0	21,985
CASH COMPS	4,305	365	225	0	0	0	0	4,895	0	0	4,895
TOTAL PROMO ALLOWANCES	28,611	12,376	10,557	0	0	0	0	51,544	0	0	51,544

NET REVENUES	83,284	37,441	30,333	0	0	0	0	151,058	0	0	151,058

EXPENSES
PAYROLL & RELATED	30,887	18,726	15,073	0	0	1,050	0	65,736	0	0	65,736
COST OF GOODS SOLD	4,003	1,446	1,320	0	0	0	0	6,769	0	0	6,769
PROMO EXPENSE	4,759	3,556	1,737	0	0	0	0	10,052	0	0	10,052
ADVERTISING	611	367	371	0	0	0	0	1,349	0	0	1,349
MARKETING/ENTERTAINMENT	3,298	1,103	1,011	0	0	0	0	5,412	0	0	5,412
GAMING TAX & REG FEES	9,026	4,625	3,925	0	0	10	0	17,586	0	0	17,586
PROPERTY TAX, RENT & INSUR	7,312	3,419	2,789	0	0	557	0	14,077	0	0	14,077
UTILITIES	4,038	1,624	1,424	0	0	26	0	7,112	0	0	7,112
PROV FOR DOUBTFUL ACCTS	1,607	456	575	0	0	0	0	2,638	0	0	2,638
GEN, ADMIN & OTHER OPER	6,711	3,806	3,022	0	157	5,505	0	19,201	0	0	19,201
TOTAL OPERATING EXPENSES	72,252	39,128	31,247	0	157	7,148	0	149,932	0	0	149,932

GROSS OPERATING PROFIT	11,032	(1,687)	(914)	0	(157)	(7,148)	0	1,126	0	0	1,126

VALUATION ADJ REINVEST BONDS	(513)	(446)	(49)	0	0	0	0	(1,008)	0	0	(1,008)
CRDA EXPENSE(INCOME)	(513)	(446)	(49)	0	0	0	0	(1,008)	0	0	(1,008)

EBITDA	11,545	(1,241)	(865)	0	(157)	(7,148)	0	2,134	0	0	2,134

DEPRECIATION & AMORTIZATION	(8,382)	(3,075)	(151)	0	0	(26)	0	(11,634)	0	0	(11,634)
INTEREST INCOME	(22)	192	54	22,506	0	20,232	(42,732)	230	3	0	233
INTEREST EXPENSE	(14,372)	(6,106)	(513)	(22,506)	0	(30,753)	42,732	(31,518)	0	0	(31,518)
NON-CASH REORGANIZATION EXPENSE	(4,567)	(2,284)	0	0	0	(7,581)	0	(14,432)	0	0	(14,432)
OTHER NON-OPERATING EXPENSE	0	0	0	0	0	(36)	0	(36)	0	0	(36)
PROVISION FOR TAXES	0	0	0	0	0	0	0	0	0	0	0
NON-CONTROLLING INTEREST IN SUBS	0	0	0	0	0	0	0	0	12,984	0	12,984
NET INCOME(LOSS)	($15,798)	($12,514)	($1,475)	$0	($157)	($25,312)	$0	($55,256)	$12,987	$0	($42,269)

TCI 2 HOLDINGS et al
Consolidating Balance Sheet
April 30, 2009 and February 16, 2009
MOR-3 Case # 09-13654 (JHW)
(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOPMENT	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TRUMP ENTER RESORTS INC	TER INC ELIMINATION	April 30, 2009 TER INC CONSOLIDATED	February 16, 2009 TER INC CONSOLIDATED
ASSETS
CURRENT ASSETS
CASH & CASH EQUIVALENTS	$23,158	$15,310	$11,638	$0	$0	$18,643	$0	$68,749	$982	$0	$69,731	$71,156
ACCOUNTS RECEIVABLE, NET	28,181	6,858	6,350	0	0	0	0	41,389	0	0	41,389	41,896
ACCTS RECEIVABLE, OTHER	1,961	1,398	1,493	99,417	0	31,888	(131,228)	4,929	0	0	4,929	4,798
RE TAX RECEIVABLE	478	3,665	346	0	0	0	0	4,489	0	0	4,489	638
INVENTORIES	3,231	1,332	1,115	0	0	0	0	5,678	0	0	5,678	5,465
PREPAID AND OTHER	6,445	2,849	2,109	0	0	640	0	12,043	0	0	12,043	21,200
DEF INCOME TAXES- CURRENT	904	944	1,019	0	0	0	0	2,867	10,942	0	13,809	13,809
TOTAL CURRENT ASSETS	64,358	32,356	24,070	99,417	0	51,171	(131,228)	140,144	11,924	0	152,068	158,962

INVESTMENT IN SUBSIDIARIES	0	0	0	0	0	551,535	(551,535)	0	(35,849)	35,849	0	0
NOTES RECEIVABLE	0	0	0	1,248,969	0	1,175,041	(2,424,010)	0	0	0	0	0

PROPERTY & EQUIPMENT
LAND	196,618	95,125	105,509	0	0	1,043	0	398,295	0	0	398,295	398,296
BUILDINGS AND IMPROVEMENTS	898,658	283,615	79,953	0	0	1,645	0	1,263,871	0	0	1,263,871	1,264,760
FURNITURE, FIXTURES AND EQUIPMENT	132,884	53,474	34,223	0	0	934	0	221,515	0	0	221,515	220,351
LEASEHOLD IMPROVEMENTS	0	0	5,135	0	0	958	0	6,093	0	0	6,093	6,093
CONSTRUCTION-IN-PROCESS	464	1,662	3,174	0	100	229	0	5,629	0	0	5,629	4,006
PROPERTY AND EQUIPMENT	1,228,624	433,876	227,994	0	100	4,809	0	1,895,403	0	0	1,895,403	1,893,506
ACCUMULATED DEPRECIATION	(130,372)	(69,476)	0	0	0	(1,463)	0	(201,311)	0	0	(201,311)	(189,889)
PROPERTY AND EQUIPMENT, NET	1,098,252	364,400	227,994	0	100	3,346	0	1,694,092	0	0	1,694,092	1,703,617

RESTRICTED CASH	0	0	0	0	0	2,607	0	2,607	0	0	2,607	2,807
DEFERRED FINANCE COSTS, NET	0	0	0	0	0	0	0	0	0	0	0	14,533

LEASEHOLD INT	0	22	0	0	0	0	0	22	0	0	22	23
CUSTOMER RELATION	3,050	0	0	0	0	0	0	3,050	0	0	3,050	3,253
TRADENAMES	36,432	16,780	0	0	0	0	0	53,212	0	0	53,212	53,212
INTANGIBLES ASSETS, NET	39,482	16,802	0	0	0	0	0	56,284	0	0	56,284	56,488

RE TAX RECEIVABLE-L/T	1,518	9,562	1,094	0	0	0	0	12,174	0	0	12,174	15,863
CRDA INVESTMENTS	28,427	15,651	11,413	0	0	0	0	55,491	0	0	55,491	57,464
OTHER ASSETS, NET	5,275	2,016	3,235	0	0	14,409	0	24,935	0	0	24,935	25,630
TOTAL ASSETS	$1,237,312	$440,787	$267,806	$1,348,386	$100	$1,798,109	($3,106,773)	$1,985,727	($23,925)	$35,849	$1,997,651	$2,035,364

TCI 2 HOLDINGS et al
Consolidating Balance Sheet
April 30, 2009 and February 16, 2009
MOR-3 Case # 09-13654 (JHW)
(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOPMENT	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TRUMP ENTER RESORTS INC	TER INC ELIMINATION	April 30, 2009 TER INC CONSOLIDATED	February 16, 2009 TER INC CONSOLIDATED
LIABILITIES
CURRENT LIABILITIES
ACCOUNTS PAYABLE	$11,965	$4,979	$4,491	$0	$81	$8,584	$0	$30,100	$0	$0	$30,100	$32,640
ACCRUED PAYROLL	10,856	5,909	5,080	0	0	794	0	22,639	0	0	22,639	24,234
INCOME TAXES PAYABLE	3,470	2,384	2,011	0	0	483	0	8,348	0	0	8,348	8,248
ACCRUED INTEREST PAYABLE	31,453	7,460	2,382	99,417	0	103,143	(131,228)	112,627	0	0	112,627	91,524
DUE TO AFFILIATES	15,869	1,704	210	0	0	(17,783)	0	0	0	0	0	0
SELF INSURANCE RESERVES	6,875	4,403	3,492	0	0	0	0	14,770	0	0	14,770	14,717
ACCRUED PARTNER DISTRIBUTIONS	0	0	0	0	0	180	0	180	0	0	180	0
OTHER ACCRUED LIABILITIES	8,229	4,703	3,005	0	0	1,105	0	17,042	0	0	17,042	12,744
OTHER CURRENT LIABILITIES	7,134	3,435	18,555	0	0	36	0	29,160	0	0	29,160	31,928
SENIOR NOTES, SUBJECT TO COMPROMISE	564,327	287,153		1,248,969		1,248,969	(2,100,449)	1,248,969			1,248,969	1,248,969
CURR MATURTIES - LONG-TERM DEBT	193	0	0	0	0	487,525	0	487,718	0	0	487,718	489,032
TOTAL CURRENT LIABILITIES	660,371	322,130	39,226	1,348,386	81	1,833,036	(2,231,677)	1,971,553	0	0	1,971,553	1,954,036

INTERCOMPANY DEBT	250,000	50,594	22,967	0	0	0	(323,561)	0	0	0	0	0
OTHER L/T DEBT	5,857	0	0	0	0	0	0	5,857	0	0	5,857	5,826
TOTAL LONG-TERM DEBT	255,857	50,594	22,967	0	0	0	(323,561)	5,857	0	0	5,857	5,826

DEFERRED INCOME TAXES	13,440	2,854	1,019	0	0	0	0	17,313	50,051	0	67,364	67,364
INCOME TAXES-L/T	5,816	3,357	2,939	0	0	697	0	12,809	0	0	12,809	12,809
OTHER LONG-TERM LIABILITIES	0	13,795	24	0	0	225	0	14,044	0	0	14,044	14,184
TOTAL LIABILITIES	935,484	392,730	66,175	1,348,386	81	1,833,958	(2,555,238)	2,021,576	50,051	0	2,071,627	2,054,219

STOCKHOLDERS' EQUITY(DEFICIT)
COMMON STOCK	0	0	0	0	0	0	0	0	32	0	32	32
NONCONTROLLING INTEREST IN SUBSIDIARIES	0	0	0	0	0	0	0	0	(12,407)	0	(12,407)	683
CAPITAL IN EXCESS OF PAR	371,480	146,282	422,272	0	11,434	604,236	(951,468)	604,236	467,072	(604,236)	467,072	466,835
OTHER COMPREHENSIVE INCOME	0	0	0	0	0	0	0	0	0	0	0	0
RETAINED EARNINGS (DEFICIT)	(69,652)	(98,225)	(220,641)	0	(11,415)	(640,085)	399,933	(640,085)	(528,673)	640,085	(528,673)	(486,405)
STOCKHOLDERS' EQUITY	301,828	48,057	201,631	0	19	(35,849)	(551,535)	(35,849)	(73,976)	35,849	(73,976)	(18,855)

TOTAL LIABILITIES AND S/H EQUITY	$1,237,312	$440,787	$267,806	$1,348,386	$100	$1,798,109	($3,106,773)	$1,985,727	($23,925)	$35,849	$1,997,651	$2,035,364

TCI 2 HOLDINGS, LLC et al.
CONSOLIDATING STATEMENT OF ACCOUNTS PAYABLE AGING - FORM MOR-4
AS OF APRIL 30, 2009
(Unaudited)

	0 - 30	31 - 60	61 - 90	91 - 120	Over 120	Total
($in Thousands)	Days	Days	Days	Days	Days

TER Holdings, LP	$2,134	$1,534	$414	$1,013	$3,489	$8,584

Trump Taj Mahal	7,949	1,583	954	157	18	10,661

Trump Taj Mahal Admin.	900	99	139	3	163	1,304

Trump Plaza	3,712	739	449	73	6	4,979

Trump Marina	3,743	5	646	83	14	4,491

TER Funding	0	0	0	0	0	0

TER Development	76	5	0	0	0	81

Total	$18,514	$3,965	$2,602	$1,329	$3,690	$30,100

TCI 2 HOLDINGS, LLC et al.
CONSOLIDATING STATEMENT OF ACCOUNTS RECEIVABLE AGING - FORM MOR-5
AS OF APRIL 30, 2009
(Unaudited)

					Allowance
	0 - 30	31 - 60	61 - 90	Over 90	for Doubtful	Total
($in Thousands)	Days	Days	Days	Days	Accounts

TER Holdings, LP	$77					$77

Trump Taj Mahal	12,915	8,911	1,125	32,797	(25,128)	30,620

Trump Plaza	5,291	854	3,314	8,115	(5,653)	11,921

Trump Marina	4,097	1,017	353	6,299	(3,577)	8,189

TER Funding						0

TER Development						0

Total	$22,380	$10,782	$4,792	$47,211	($34,358)	$50,807